SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                               November 15, 1996
                       (Date of Earliest Event Reported)


AIRPLANES LIMITED                            AIRPLANES U.S. TRUST

           (Exact Name of Registrants as Specified in Memorandum of
                        Association or Trust Agreement)


Jersey, Channel Islands                                    Delaware
               (State or Other Jurisdiction of Incorporation or
                                 Organization)

33-99970-01                                  13-3521640
(Commission File                             (IRS Employer
Number)                                      Identification
                                             No.)


Aiplanes Limited                             Airplanes U.S. Trust
22 Grenville Street                          1100 North Market Street
St. Helier                                   Rodney Square North
Jersey, JE4 8PX                              Wilmington, Delaware
Channel Islands                              19890-0001
(011 44 1534 609 000)                        (1-302-651-1000)

          (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)





Item 5.        Other Events


               Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated November 15, 1996, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.


                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             AIRPLANES LIMITED


Date: November 15, 1996                      /s/ Roy M. Dantzic*
                                             -------------------------------
                                             Director and Officer


Date: November 15, 1996                            AIRPLANES U.S. TRUST


                                             /s/ Roy M . Dantzic*
                                             -------------------------------
                                             Controlling Trustee
                                             and Officer


                                             *By: /s/ Michael Walsh
                                             -------------------------------
                                                  Attorney-in-Fact




                                 EXHIBIT INDEX


Exhibit A            -     Report to Certificateholders
Exhibit B            -     Power of Attorney for Airplanes Limited
Exhibit C            -     Power of Attorney for Airplanes U.S. Trust